SUPPLEMENT DATED FEBRUARY 27, 2026 TO THE SUMMARY PROSPECTUS
DATED MAY 1, 2025
AND THE PROSPECTUS DATED MAY 1, 2025, as supplemented,
OF VANECK ETF TRUST

This Supplement updates certain information contained in the above-dated Summary Prospectus and Prospectus for VanEck ETF Trust (the “Trust”) regarding the VanEck Digital India ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective March 20, 2026 (the “Effective Date”), MarketVector Indexes GmbH will implement changes to the methodology of the MVIS Digital India Index (the “Digital India Index”), the Fund's benchmark index.

Accordingly, on the Effective Date, the Fund’s disclosure will be modified as follows:
The fourth sentence of the first paragraph of each of the “Summary Information - Principal Investment Strategies” section of the Fund’s Prospectus and the “Principal Investment Strategies” section of the Fund’s Summary Prospectus will be deleted in its entirety and replaced with the following:
To be initially eligible for the Digital India Index, companies must (i) be domiciled, headquartered, or incorporated in India (“Indian companies”) and be listed on an eligible stock exchange (as determined by Market Vector (as defined below)), (ii) generate at least 50% of their revenues from within India, and (iii) generate at least 50% of their revenues from one or more of the following categories: software, hardware, information technology services and consulting, communications equipment and infrastructure, telecommunication services, internet applications, e-commerce sites including financial services and electronic payment processing.
The first sentence of the second paragraph of the section entitled “MVIS® Digital India Index” in the Prospectus will be deleted in its entirety and replaced with the following:
To be initially eligible for the Digital India Index, companies must: (i) be an Indian company and be listed on an eligible stock exchange (as determined by MarketVector), (ii) generate at least 50% of their revenues from within India, and (iii) generate at least 50% of their revenues from one or more of the digitalization categories listed above.

Please retain this supplement for future reference.